UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2009 (October 30, 2009)

National Health Investors, Inc.
(Exact name of Registrant as specified in its charter)

Maryland
(State or Other Jurisdiction of Incorporation)

001-10822	62-1470956
(Commission File No.)	(IRS Employer
Identification Number)

222 Robert Rose Drive
Murfreesboro, TN 37129
(Address of principal executive offices, including zip code)

(615) 890-9100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 2.02.   Results of Operations and Financial Condition.

On October 30, 2009, National Health Investors, Inc. (the “Company”) issued a press release announcing its earnings for the third quarter ended September 30, 2009.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

On October 30, 2009, the Company issued a press release announcing its dividend for the fourth quarter ended December 31, 2009.  A copy of this press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure

The Company is furnishing its Supplemental Information for the third quarter ended September 30, 2009, which is also contained on its website (www.nhinvestors.com).  See Exhibit 99.3 to this Current Report on Form 8-K.

Item 9.01.   Financial Statements and Exhibits.

Exhibit Index

Number	Exhibit
99 .1	Third Quarter Earnings Press Release, dated October 30, 2009
99 .2	Fourth Quarter Dividend Press Release, dated October 30, 2009
99 .3	Supplemental Information for the three months ended September 30, 2009, dated October 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Health Investors, Inc.

By: /Roger R. Hopkins
Name: Roger R. Hopkins
Title: Chief Accounting Officer

Date: October 30, 2009